Exhibit 10.1 - Amended and Restated 2004 Stock Incentive Plan

                          TEMECULA VALLEY BANCORP INC.
                      2004 STOCK INCENTIVE PLAN, as amended

     1. Purpose of the Plan. The purpose of this Temecula Valley Bancorp Inc. Stock Incentive Plan is to offer certain Employees, Directors and Consultants the opportunity to acquire a proprietary interest in the Company. Through the Plan, the Company and its subsidiaries seek to attract, motivate and retain highly competent persons. The success of the Company and its affiliates is dependent upon the efforts of these persons. The Plan provides for the grant of Options to purchase common stock. An Option granted under the Plan may be a Non-Statutory Stock Option or an Incentive Stock Option, as determined by the Administrator.

     2.     Definitions. As used herein, the following definitions shall apply.

     "2004 Plan" or "Plan" shall mean the Temecula Valley Bancorp Inc. 2004 Stock Incentive Plan, adopted as of March 24, 2004 by the Board of Directors, and as may be amended and restated from time to time.

     "Act" shall mean the Securities Act of 1933, as amended.

     "Administrator" shall mean the Board or any one of the Committees.

     "Affiliate" shall mean any parent or subsidiary (as defined in Sections 424(e) and (f) of the Code) of the Company.

     "APB 25" shall mean Opinion 25 of the Accounting Principles Board, as amended, and any successor thereof.

     "Board" shall mean the Board of Directors of the Company.

     "Cause" shall have the meaning given to it under the Participant's employment agreement with the Company or Affiliate, or a policy of the Company or an Affiliate. If the Participant does not have an employment agreement or the employment agreement does not define this term, or if the Company or an Affiliate does not have a policy that defines this term, then Cause shall include malfeasance or gross misfeasance in the performance of duties or conviction of illegal activity in connection therewith or any conduct detrimental to the interests of the Company or an Affiliate which results in termination of the Participant's service with the Company or an Affiliate, as determined by the Administrator.

     "Code" shall mean the Internal Revenue Code of 1986, as amended.

     "Committee" shall mean a committee appointed by the Board in accordance with Section 3 below.

     "Common Stock" shall mean the common stock of the Company, no par value.

     "Company"   shall  mean   Temecula   Valley   Bancorp  Inc.,  a  California
     corporation.

     "Consultant" shall mean any natural person who performs bona fide Services for the Company or an Affiliate as a consultant or advisor, excluding Employees and Non-Employee Directors and provided that the Services are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company securities.

     "Date of Grant" shall mean the effective date as of which the Administrator grants an Option to an Optionee.

     "Director" shall mean a member of the Board.

     "Disability"  shall  mean  total and  permanent  disability  as  defined in
     Section 22(e)(3) of the Code.

     "Employee" shall mean any individual who is a common-law employee of the Company or an Affiliate.
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     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Exercise  Price"  shall  mean the  exercise  price of a share of  Optioned
     Stock.

     "Fair Market Value" shall mean, as of any date, the value of Common Stock determined as follows:

            (i) If the Common Stock is listed on any established stock exchange or a national market system or an electronic bulletin board, including without limitation, The Nasdaq Global Select Market, The Nasdaq Global Market, The Nasdaq Capital Market or the Over-the-Counter Bulletin Board, its fair market value shall be the closing sales price for such stock (or the closing representative bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

            (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its fair market value shall be the mean between the high bid and low asked prices for the Common Stock quoted by such recognized securities dealer on the last market trading day prior to the day of determination; or

            (iii) In the absence of an established market for the Common Stock, its fair market value shall be determined, in good faith, by the Administrator, taking into account all material information available with respect to the value of a share of Common Stock, including, without limitation, the value of the tangible and intangible assets of the Company, the present value of its anticipated future cash flows, the market value of the stock or equity interests in other entities engaged in substantially the same business, recent arm's length transactions involving the sale of Common Stock, and other relevant factors such as control premiums or discounts for lack of marketability.

     "FASB" shall mean the Financial Accounting Standards Board.

     "Grantee" shall mean any person who is granted an Option.

     "Immediate Family" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, and also includes adoptive relationships.

     "Incentive Stock Option" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

     "Mature Shares" shall mean Shares that had been held by the Participant for a meaningful period of time such as six months or such other period of time that is consistent with FASB's interpretation of APB 25.

     "Non-Employee Director" shall mean a non-employee member of the Board.

     "Non-Statutory Stock Option" shall mean an Option not intended to qualify as an Incentive Stock Option.

     "Notice of Stock Option Grant" shall mean the notice delivered by the Company to the Optionee evidencing the grant of an Option.

     "Option" shall mean a stock option granted pursuant to the Plan.

     "Option Agreement" shall mean a written agreement that evidences an Option in such form as the Administrator shall approve from time to time.

     "Optioned Stock" shall mean the Common Stock subject to an Option.

     "Optionee" shall mean any person who receives an Option.

     "Participant" shall mean an Optionee or a Grantee.
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     "Rule  16b-3" shall mean Rule 16b-3  promulgated  under the Exchange Act or any successor to Rule 16b-3.

     "Service" shall mean the performance of services for the Company (or any Affiliate) by an Employee, Director or Consultant, as determined by the Administrator in its sole discretion. Service shall not be considered interrupted in the case of: (i) a change of status (i.e., from Employee to Consultant, Non-Employee Director to Consultant, or any other combination);
     (ii) transfers between locations of the Company or between the Company and any Affiliate; or (iii) a leave of absence approved by the Company or an Affiliate. A leave of absence approved by the Company or an Affiliate shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company or an Affiliate.

     "Service Provider" shall mean an Employee, Director or Consultant.

     "Share" shall mean a share of Common Stock.

     "Tax" or "Taxes" shall mean the federal, state, and local income, employment and excise tax liabilities incurred by the Participant in connection with his/her Options.

     "10% Shareholder" shall mean the owner of stock (as determined under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any Affiliate) on the Date of Grant, as applicable.

     "Termination Date" shall mean the date on which a Participant's Service terminates, as determined by the Administrator in its sole discretion.

     3.     Administration of the Plan.

            (a) Except as otherwise provided for below, the Plan shall be administered by (i) the Board or (ii) a Committee, which Committee shall be constituted to satisfy applicable laws. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

            (b) Powers of the Administrator. Subject to the provisions of the Plan and in the case of specific duties delegated by the Administrator, and subject to the approval of relevant authorities, including the approval, if required, of any stock exchange or national market system upon which the Common Stock is then listed, the Administrator shall have the authority, in its sole discretion:

                     (i)     to determine the fair market value of the Common
            Stock;

                     (ii) to select the Service Providers to whom Options may, from time to time, be granted under the Plan;

                     (iii) to determine whether and to what extent Options are granted under the Plan;

                     (iv) to determine the number of Shares that pertain to each Option;

                     (v)     to approve the terms of the Option Agreements;

                     (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option. Such terms and conditions may include, but are not limited to, the Exercise Price, the status of an Option (Non-Statutory Stock Option or Incentive Stock Option), the time or times when Options may be exercised, any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                     (vii) to determine the method of payment of the Exercise Price;
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                     (viii)  with the prior approval of a majority of the
            Non-Employee Directors of the Administrator, reduce the Exercise Price of any Option to the then current fair market value if the fair market value of the Optioned Stock has declined since the Date of Grant of such Option;

                     (ix) to delegate to others responsibilities to assist in administering the Plan;

                     (x) to construe and interpret the terms of the Plan, Option Agreements and any other documents related to the Options; and

                     (xi) to interpret and administer the terms of the Plan to comply with all Tax rules and regulations.

            (c) Effect of Administrator's Decision. All decisions, determinations, and interpretations of the Administrator shall be final and binding on all Participants and any other holders of any Options. The Administrator's decisions and determinations under the Plan need not be uniform and may be made selectively among Participants whether or not such Participants are similarly situated.

            (d) Liability. No member of the Administrator shall be personally liable by reason of any mistake of judgment made in good faith while acting in such capacity if he or she was acting within her/his authority as a member of the Administrator at the time of the mistake, and the Company shall indemnify and hold harmless each member of the Administrator and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or bad faith. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power the Company may have to indemnify them or hold them harmless. The Board shall make the determination if any such person shall be entitled to indemnification and such decision by the Board shall be made in good faith, final and binding.

     4.     Stock Subject To The Plan.

            (a) Basic Limitation. The total number of Options under the Plan may not exceed 1,200,000, subject to the adjustments provided for in
Section 8 of the Plan. The total number of Options granted under the Plan to any one Participant during each calendar year shall not exceed 60,000.

            (b)      Additional Shares. In the event that any outstanding
Option expires or is canceled or otherwise terminated, the Shares that pertain to the unexercised Option shall again be available for the purposes of the Plan.

     5. Eligibility. The persons eligible to participate in the Plan shall be limited to Employees, Directors and Consultants who have the potential to impact the long-term success of the Company and/or its Affiliates and who have been selected by the Administrator to participate in the Plan.

     6. Option Terms. Each Option shall be evidenced by an Option Agreement, in the form approved by the Administrator and may contain such provisions as the Administrator deems appropriate; provided, however, that each Option Agreement shall comply with the terms specified below and shall be subject to all of the other provisions of the Plan. Each Option Agreement evidencing an Incentive Stock Option shall be subject to the following applicable provisions (except ISOs if in conflict with Section 7) as well as Section 7 below.

            (a)      Exercise Price.

                     (i) The Exercise Price of an Incentive Stock Option shall be determined by the Administrator but shall not be less than 100% of the fair market value of a Share on the Date of Grant of such Option, and the exercise price of a Non-Statutory Stock Option shall not be less than 100% of the fair market value of a Share on the Date of Grant of such Option.

                     (ii) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator and may consist entirely of (A) cash, (B) check, (C) Mature Shares, or (D) any combination of the foregoing methods of payment. The Administrator may also permit Optionees, either on a selective or aggregate basis, to simultaneously exercise Options and sell the shares of Common Stock thereby acquired, pursuant to a brokerage or similar arrangement, approved in advance by the Administrator, and use the proceeds from such sale as payment of part or all of the exercise price of such shares. Notwithstanding the foregoing, a method of payment may not be used if it causes the Company to:
            (x) recognize compensation expense for financial reporting purposes; (y) violate Section 402 of the Sarbanes-Oxley Act of 2002 or any regulations adopted pursuant thereto; or (z) violate Regulation O, promulgated by the Board of Governors of the Federal Reserve System, as determined by the Administrator in its sole discretion.

            (b) Vesting. Any Option granted hereunder shall be exercisable and shall vest at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement, but in any event all Options granted to an Optionee who is not an officer, Director or Consultant of the Company shall vest at a rate of at least 20% per year over five years from the Date of Grant of the Option subject to reasonable conditions such as continued employment. An Option may not be exercised for a fraction of a Share and the Optionee shall receive cash in lieu thereof equal to the fair market value of such fraction on the date of exercise.

            (c) Term of Options. No Option shall have a term in excess of 10 years measured from the Date of Grant of such Option.

            (d) Procedure for Exercise. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Administrator in accordance with the terms of the Option Agreement by the person entitled to exercise the Option and full payment of the applicable Exercise Price for the Share being exercised has been received by the Administrator. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section (a)(iii) above in this Section. In the event of a cashless exercise, the broker shall not be deemed to be an agent of the Administrator.

            (e)      Effect of Termination of Service.

                     (i)     Termination of Service. Upon termination of an
            Optionee's Service, other than due to death, Disability, or Cause, the Optionee may exercise his/her Option, but only on or prior to the date that is three months following the Optionee's Termination Date, even if the date of exercise within such extended period is past the expiration date set forth in the Option Agreement, and only to the extent that the Optionee was entitled to exercise such Option on the Termination Date (but in no event later than ten years after the date the Option was granted). If, on the Termination Date, the Optionee is not entitled to exercise the Optionee's entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after termination of Service, the Optionee does not exercise his/her Option within the time specified herein, the Option shall terminate, and the Optioned Stock shall immediately revert to the Plan.

                     (ii) Disability of Optionee. In the event of termination of an Optionee's Service due to his/her Disability, the Optionee may exercise his/her Option, but only on or prior to the date that is twelve months following the Termination Date, even if the date of exercise within such extended period is past the expiration date set forth in the Option Agreement, and only to the extent that the Optionee was entitled to exercise such Option on the Termination Date (but in no event later than ten years after the date the Option was granted). To the extent the Optionee is not entitled to exercise the Option on the Termination Date, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after Termination of Service due to Disability, the Optionee does not exercise the Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Optioned Stock shall immediately revert to the Plan.

                     (iii) Death of Optionee. In the event that an Optionee should die while in Service, the Optionee's Option may be exercised by the Optionee's estate or by a person who has acquired the right to exercise the Option by bequest or inheritance, but only on or prior to the date that is twelve months following the date of death, even if the date of exercise within such extended period is past the expiration date set forth in the Option Agreement, and only to the extent that the Optionee was entitled to exercise the Option at the date of death (but in no event later than ten years after the date the Option was granted). If, at the time of death, the Optionee was not entitled to exercise his/her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If after death, the Optionee's estate or a person who acquires the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Optioned Stock shall immediately revert to the Plan.

                     (iv) Cause. In the event of termination of an Optionee's Service due to Cause, the Optionee's Options shall terminate on the Termination Date.

                     (v)     To the extent that the Company does not violate
            Section 402 of the Sarbanes-Oxley Act of 2002 or any regulations adopted pursuant thereto or Regulation O, promulgated by the Board of Governors of the Federal Reserve System (as determined by the Administrator in its sole discretion), the Administrator shall have complete discretion, exercisable either at the time an Option is granted or at any time while the Option remains outstanding, to:

                             (A) extend the period of time for which the Option is to remain exercisable following the Optionee's cessation of Service from the limited exercise period otherwise in effect for that Option to such greater period of time as the Administrator shall deem appropriate, but in no event beyond the expiration of the Option term; and/or

                             (B) permit the Option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested Shares for which such Option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.

                     (f) Shareholder Rights. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 8 below.

                     (g) Non-transferability of Options. Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will, by the laws of descent and distribution, by instrument to an inter vivos or testamentary trust in which Options are to be passed to beneficiaries upon the death of the trustor (settler) or by gift to Immediate Family. Notwithstanding the immediately preceding sentence, Incentive Stock Option transfers may be limited by the Administrator in order to comply with the Code and shall be further limited, if necessary, so that neither the transfer of an Option other than an Incentive Stock Option to such Immediate Family, nor the ability of a Optionee to make such a transfer shall have adverse consequences to the Company or the Optionee by reason of Section 162(m) of the Code.

                     (h) 10% Shareholder. If any Grantee to whom an Option is granted is a 10% Shareholder on the Date of Grant, then the Exercise Price shall not be less than 110% of the fair market value of a Share on the Date of Grant of such Option.

     7. Incentive Stock Options. The terms specified below shall be applicable to all Incentive Stock Options, and these terms shall, as to such Incentive Stock Options, supersede any conflicting terms in Section 6 above. Options which are specifically designated as Non-Statutory Stock Options when issued under the Plan shall not be subject to the terms of this Section.

            (a) Eligibility. Incentive Stock Options may only be granted to Employees.

            (b) Exercise Price. The Exercise Price of an Incentive Stock Option shall not be less than 100% of the fair market value of a Share on the Date of Grant of such Option, except as otherwise provided for in Subsection (d) below.

            (c) Dollar Limitation. In the case of an Incentive Stock Option, the aggregate fair market value of the Optioned Stock (determined as of the Date of Grant of each Option) with respect to Options granted to any Employee under the Plan (or any other option plan of the Company or any Affiliate) that may for the first time become exercisable as Incentive Stock Options during any one calendar year shall not exceed the sum of $100,000. To the extent the Employee holds two or more such Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such Options as Incentive Stock Options shall be applied on the basis of the order in which such Options are granted. Any Options in excess of such limitation shall automatically be treated as Non-Statutory Stock Options.

            (d) Option Term for 10% Shareholder. The Option term of an Incentive Stock Option granted to a 10% Shareholder shall not exceed five years measured from the Date of Grant of such Option.

            (e) Change in Status. In the event of an Optionee's change of status from Employee to Consultant or to Non-Employee Director, an Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-Statutory Stock Option three months and one day following such change of status.

            (f) Approved Leave of Absence. If an Optionee is on an approved leave of absence, and the Optionee's reemployment upon expiration of such leave is not guaranteed by statute or contract, including Company policies, then on the 91st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-Statutory Stock Option.

     8.     Adjustments

            (a) Recapitalization, Etc. If the outstanding Common Stock is hereafter increased or decreased, or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, by reason of a recapitalization, reclassification, reorganization, merger, consolidation, share exchange or other business combination in which the Company is the surviving parent corporation, stock split-up, combination of shares or dividend or other distribution payable in capital stock or rights to acquire capital stock, appropriate adjustment shall be made by the Administrator in the number and kind of shares for which Options may be granted under the Plan. In addition, the Administrator shall make appropriate adjustment in the number and kind of shares as to which outstanding and unexercised Options shall be exercisable, to the end that the proportionate interest of the holder of the Option shall, to the extent practicable, be maintained as before the occurrence of the event. The adjustment in outstanding Options shall be made without change in the total price applicable to the unexercised portion of the Option but with a corresponding adjustment in the exercise price per share.

            (b) Reorganization. Upon a Reorganization (as hereinafter defined):

                     (i) If there is no plan or agreement with respect to the Reorganization ("Reorganization Agreement"), or if the Reorganization Agreement does not specifically provide for the adjustment, change, conversion, or exchange of the outstanding and unexercised Options for cash or other property or securities of another corporation, then any outstanding and unexercised Options shall terminate as of a future date to be fixed by the Administrator; or

                     (ii) If there is a Reorganization Agreement, and the Reorganization Agreement specifically provides for the adjustment, change, conversion or exchange of the outstanding and unexercised Options for cash or other property or securities of another corporation, then the Administrator shall adjust the shares under the outstanding and unexercised Options, and shall adjust the shares remaining under the Plan which are then available for the issuance of Options under the Plan if the Reorganization Agreement makes specific provisions therefor, in a manner not inconsistent with the provisions of the Reorganization Agreement for the adjustment, change, conversion, or exchange of the Options and shares.

            (c) Reorganization Defined. The term "Reorganization" as used in this Section 8 means any reorganization, merger, consolidation, share exchange or other business combination pursuant to which the Company is not the surviving parent corporation after the effective date of the Reorganization, or any sale or lease of all or substantially all of the assets of the Company. Nothing herein shall require the Company to adopt a Reorganization Agreement, or to make provision for the adjustment, change, conversion, or exchange of any Options or the shares subject thereto, in any Reorganization Agreement that it does adopt.

            (d) Notice to Optionees. The Administrator shall provide to each Optionee then holding an outstanding and unexercised Option not less than 30 calendar days' advanced written notice of any date fixed by the Administrator pursuant to this Section 8 and of the terms of any Reorganization Agreement providing for the adjustment, change, conversion, or exchange of outstanding and unexercised Options. Except as the Administrator may otherwise provide, each Optionee shall have the right during that period to exercise his or her Option only to the extent that the Option was exercisable on the date the notice was provided to the Optionee.

            (e) Adjustment Must Conform. Any adjustment to any outstanding ISO pursuant to this Section 8, if made by reason of a transaction described in
Section 424(a) of the Code, shall be made so as to conform to the requirements of that Section and the regulations thereunder. If any other transaction described in Section 424(a) of the Code affects the Common Stock subject to any unexercised ISO theretofore granted under the Plan ("old option"), the Board or the board of directors of any surviving or acquiring corporation may take such action as it deems appropriate, in conformity with the requirements of that Code Section and the regulations thereunder, to substitute a new option for the old option, in order to make the new option, as nearly as may be practicable, equivalent to the old option, or to assume the old option.

            (f) No Modification. No modification, extension, renewal, or other change in any Option granted under the Plan may be made, after the grant of the Option, without the Optionee's consent, unless it is permitted by the provisions of the Plan and the option agreement. In the case of an ISO, Optionees are hereby advised that certain changes may disqualify the ISO from being considered as such under Section 422 of the Code, or constitute a modification, extension, or renewal of the ISO under Section 424(h) of the Code.

            (g) Good Faith of the Administrator. All adjustments and determinations under this Section 8 shall be made by the Administrator in good faith in its sole discretion.

            (h) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. In such event, the Administrator, in its discretion, may provide for a Participant to fully vest in his/her Option. To the extent it has not been previously exercised, an Option will terminate upon dissolution or liquidation of the Company.

     9. Cancellation and Regrant of Options. The Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected Optionee, the cancellation of any or all outstanding Options and to grant in substitution new Options covering the same or a different number of Shares but with an Exercise Price per Share based on the fair market value per Share on the new Date of Grant of the Option. For purposes of Section 4 hereof, Shares underlying any Option cancelled by the Company in such exchange shall be available for issuance under the Plan; furthermore, except with respect to a Participant subject to Section 162(m) of the Code, a grant of any Option to a Participant pursuant to such exchange shall be disregarded for purposes of determining whether such Participant has exceeded any limitations hereunder limiting the amount of any type of Option or aggregate amount of Options that may be granted to a Participant (except to the extent the number of Shares underlying such Options exceeds the number of Shares underlying the Participant's cancelled Options).

     10. Information to Holders of Options. The Company shall provide to each Optionee, on an annual basis, the information required by Section 260.140.46, Title 10 of the California Code of Regulations and any successor law or regulation.

     11.    Tax Withholding.

            (a) For corporate purposes, the Company's obligation to deliver Shares upon the exercise of Options under the Plan shall be subject to the satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

            (b) To the extent permitted under Section 402 of the Sarbanes-Oxley Act of 2002 and the regulations adopted pursuant thereto, the Administrator may, in its discretion, provide any or all holders of Non-Statutory Stock Options with the right to use previously vested Shares in satisfaction of all or part of the Taxes incurred by such holders in connection with the exercise of their Non-Statutory Stock Options, provided, however, that this form of payment shall be limited to the withholding amount calculated using the minimum statutory rates. Such right may be provided to any such holder as follows: The election to have the Company withhold, from the Shares otherwise issuable upon the exercise of such Non-Statutory Stock Option, a portion of those Shares with an aggregate fair market value equal to the Taxes calculated using the minimum statutory withholding rates interpreted in accordance with APB 25 and FASB Interpretation No. 44.

     12. Effective Date and Term of the Plan. The Plan was adopted by the Board on March 24, 2004, and shall become effective on the date of its approval by the Company's shareholders. Unless sooner terminated by the Administrator, the Plan shall continue until March 24, 2014. When the Plan terminates, no Options shall be granted under the Plan thereafter. The termination of the Plan shall not affect any Option previously granted under the Plan.

     13. Time of Granting Options. The Date of Grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination to grant such Option, or such other date as determined by the Administrator; provided, however, that any Option granted prior to the date on which the Plan is approved by the Company's shareholders shall be subject to the shareholders' approval of the Plan. Notice of the determination shall be given to each Service Provider to whom an Option is so granted within a reasonable period of time after the date of such grant.

     14.    Amendment and Termination of the Plan.

            (a) Amendment and Termination. The Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Participant under any grant theretofore made without his/her consent. In addition, to the extent necessary and desirable to comply with Section 422 of the Code (or any other applicable law or regulation, including the requirements of any stock exchange or national market system upon which the Common Stock is then listed), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

            (b) Effect of Amendment and Termination. Any such amendment or termination of the Plan shall not affect Options already granted, and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Participant and the Board, which agreement must be in writing and signed by the Participant and the Company.

     15.    Regulatory Approvals.

            (a) The implementation of the Plan, the granting of any Options and the issuance of any Shares upon the exercise of any granted Options shall be subject to the Company's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Options granted under it, and the Shares issued pursuant to it.

            (b) No Shares or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement (if required) and under state law (if required) for the Shares issuable under the Plan.

            (c) The receipt of Shares upon the exercise of an Option shall be conditioned upon the Optionee (or any other person who exercises the Option on his or her behalf as permitted by this Plan) providing to the Administrator a written representation that, at the time of such exercise, it is the intent of that person(s) to acquire the shares for investment only and not with a view toward distribution. The certificate for unregistered shares issued for investment shall be restricted by the Company as to transfer unless the Company receives an opinion of counsel satisfactory to the Company to the effect that the restriction is not necessary under then pertaining law. The providing of the representation and the restrictions on transfer shall not, however, be required upon any person's receipt of Shares under the Plan if, at the time of grant of the Option relating to receipt or upon receipt, whichever is the appropriate measure under applicable federal or state securities laws, the Optioned Stock is: (i) covered by an effective and current registration statement under the Securities Act of 1933, as amended; and (ii) either qualified or exempt from qualification under applicable state securities laws.

     16. No Employment/Service Rights. Nothing in the Plan shall confer upon the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Affiliate employing or retaining such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

     17. Governing Law. This Plan shall be governed by California law, applied without regard to conflict of law principles.

     18. Non-Exclusivity of the Plan. Nothing contained in the Plan is intended to amend, modify or rescind any previously approved compensation plans, programs or options entered into by the Company. This Plan shall be construed to be in addition to and independent of any and all other arrangements. Neither the adoption of the Plan by the Board nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt, with or without shareholder approval, such additional or other compensation arrangements as the Board may from time to time deem desirable.